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                                                                  EXHIBIT 10.33


                   ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

                  BY THIS AGREEMENT dated the 22nd day of October, 1996, ARMOR HOLDINGS, INC., a Delaware corporation (the "Assignor"), hereby assigns to ARMOR HOLDINGS PROPERTIES, INC., a Delaware corporation (the "Assignee"), all of Assignor's right, title and interest in and to that certain Purchase and Sale Agreement between Assignor as Buyer and WILMA/SKYLAND JOINT VENTURE, LTD. as Seller dated October ___, 1996. This assignment is authorized by Paragraph 18 of the said Purchase and Sale Agreement.

                  All other terms and provisions of the Purchase and Sale Agreement shall remain in full force and effect and the Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.



ARMOR HOLDINGS, INC.                      ARMOR HOLDINGS PROPERTIES, INC.



By:__________________________             By:____________________________

   --------------------------                ----------------------------
          Its________________                       Its__________________



                  WILMA/SKYLAND JOINT VENTURE, LTD. joins herein to evidence its consent to and receipt of notice of the foregoing assignment.

                  Dated this 22nd day of October, 1996.



                                          WILMA/SKYLAND JOINT
                                                  VENTURE, LTD.



                                          By:___________________________

                                             ---------------------------
                                                    Its_________________